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                                 Exhibit (17)(a)

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     As filed with the Securities and Exchange Commission on NOVEMBER 24, 1995
               Registration Nos. 2-95973 and 811-4236

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X/

                  POST-EFFECTIVE AMENDMENT NO. 36           /X/

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY         /X/
                                   ACT OF 1940


                                AMENDMENT NO. 37            /X/

                                THE ONE GROUP (R)
               (Exact Name of Registrant as Specified in Charter)

                              774 PARK MEADOW DRIVE
                             WESTERVILLE, OHIO 43081
                    (Address of Principal Executive Offices)

                                 (800) 480-4111
                         (Registrant's Telephone Number)

                                 GEORGE MARTINEZ

                                3435 STELZER ROAD

                              COLUMBUS, OHIO  43219

                     (Name and Address of Agent for Service)

                                   Copies To:

          Alan G. Priest, Esquire            Michael V. Wible, Esquire
          Ropes & Gray                       Banc One Corporation

          ONE FRANKLIN SQUARE                100 Est Broad Street
          1301 I STREET, N.W., Suite 800E    Columbus, Ohio 43271
          Washington, D.C.   20005


It is proposed that this filing will become effective (check appropriate box)


     Immediately upon filing pursuant to paragraph  (b)
----
     on (date) pursuant to paragraph  (b)
----
     60 days after filing pursuant to paragraph (a)(i)
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     on (date) pursuant to paragraph (a)(i)
----
x    75 days after filing pursuant to paragraph (a)(ii)
----
     on (DATE) pursuant to paragraph (a)(ii)
----
     of rule 485.



The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Section (a)(1) of Rule 24f-2. Rule 24f-2 Notice for the Registrant's fiscal year ending June 30, 1995 was filed on August 29, 1995.